EXHIBIT 99.6
                                                               [PG NUMBER]
                         MORTGAGE AND SECURITY AGREEMENT

         This Mortgage and Security Agreement ("Mortgage") made as of August 31, 2000 between ONKYO AMERICA, INC., an Indiana corporation, having its principal office at 3030 Barker Drive, Columbus, Indiana 47201 (together with its successors and assigns "Mortgagor"), and GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, having its principal office at 300 Galleria Officentre, Suite 110, Southfield, Michigan 48034 ("Mortgagee"), in its capacity as agent for the Lenders (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Mortgagor, as successor by merger to Onkyo Acquisition Corporation, an Indiana corporation, entered into that certain Credit Agreement dated as of August 31, 2000 (as amended, modified or restated from time to time, the "Credit Agreement") with the Mortgagee in its capacity as agent for the lenders party thereto (the "Lenders"), and the Lenders, pursuant to which the Lenders have made a loan to Mortgagor and agreed to make additional loans to Mortgagor in the aggregate principal amount of Thirty One Million Two Hundred Thirty Thousand and 00/100 Dollars ($31,230,000.00) (the "Loan"), as evidenced by (i) those certain Revolving Notes of even date herewith executed by Mortgagor in favor of the Lenders in the maximum aggregate principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) (as amended, modified, substituted, or restated from time to time, the "Revolving Notes"), (ii) those certain Term Notes executed by Mortgagor in favor of the Lenders in the original principal amount of up to Five Million Two Hundred Thirty Thousand and 00/100 Dollars ($5,230,000.00) (as amended, modified, substituted or restated from time to time, the "Term Note As"), and (iii) those certain Term Notes executed by Mortgagor in the original aggregate principal amount of Six Million and 00/100 Dollars ($6,000,000.00) (as amended, modified, substituted or restated from time to time, the "Term Note Bs") (the Revolving Notes, each Term Note A and each Term Note B, as each may be amended, substituted, restated or modified from time to time, are hereafter collectively referred to as, the "Notes"), whereby Mortgagor promises to pay the said principal amount, or so much thereof as may be advanced by the holder or holders of the Notes from time to time, together with interest thereon, from the time and at the rate set forth therein at the office of Mortgagee, or at such other place as may be designated in writing by the legal holder or holders thereof, until August 30, 2003 (the "Maturity Date") at which time the principal sums secured hereby and all accrued interest thereon shall immediately become due and payable; and

         WHEREAS, it was an express condition to Mortgagee, on behalf of the Lenders, consenting to the aforesaid merger under the Credit Agreement, and permitting Mortgagor to assume the liabilities and obligations thereof and to receive the benefits of the financing thereof, that Mortgagor enter into this Mortgage.

         NOW, THEREFORE, Mortgagor, to secure (i) the payment of all principal and interest as and when the same become due and payable under the Notes (whether by lapse of time, acceleration or otherwise); (ii) the payment of all other indebtedness, obligations and liabilities which this Mortgage secures pursuant to any of its terms, including but not limited to, all indebtedness, obligations and liabilities of Mortgagor after giving effect to the Merger; and
(iii) the performance of all covenants and agreements (and the accuracy of all representations and warranties) contained in this Mortgage and in any other instrument securing the Notes including, without limitation, the Credit Agreement (the Notes, the Credit Agreement, this Mortgage and any other instrument securing the Notes or executed and delivered in connection with the indebtedness represented by the Notes, together with any amendments, modifications or restatements thereof, are hereinafter collectively referred to as the "Loan Documents"), does hereby Mortgage and Warrant unto Mortgagee, its successors and assigns forever, the real estate described on Exhibit A attached hereto and all of its estate, right, title and interest therein (the "Real
Estate") situated, lying and being in the City of Columbus, County of Bartholomew, and State of Indiana, together with all of Mortgagor's right, title and interest in and to the following described property now owned or hereinafter acquired (which property, together with the Real Estate, is collectively referred to as, the "Premises"), to wit:

(1) any after-acquired title or reversion in and to the beds of any vaults, streets, avenues, alleys and other passageways adjoining the Real Estate.

(2) all estates, appurtenances, tenements, easements, licenses, franchises, royalties and hereditaments, all gas, oil and mineral rights and privileges, all riparian, irrigation and drainage rights and privileges and all other rights, liberties and privileges thereof or in any way now or hereafter appertaining, including any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof, relating to or benefiting the Real Estate;

(3) all of Mortgagor's interest and rights as lessor in and to all leases now or hereafter affecting the Premises or any part thereof and all rents, issues, proceeds and profits accruing and to accrue from the Premises, whether payable pursuant to any present or future lease or otherwise growing out of any occupancy or use of the Premises (which are pledged primarily and on a parity with the Real Estate and not secondarily);

(4) all proceeds or sums payable in lieu of or as compensation for the loss of or damage to the Premises, all rights in and to all present and future fire and other hazard insurance policies pertaining to the Premises, any and all monies or other assets (including prepaid insurance policies) at any time on deposit with Mortgagee or a depository designated by Mortgagee (whether deposited by or on behalf of Mortgagor or anyone else) pursuant to any of the provisions of this Mortgage and all awards paid or to be paid in connection with or in lieu of any condemnation, eminent domain, change of grade or similar proceeding for the taking or for the degradation in the value of all or any part of the Premises;

(5) all buildings and improvements of every kind and description now or hereafter erected or placed on the Real Estate and all materials intended for the construction, reconstruction, alteration and repair of any such buildings and improvements, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises;

(6) all fixtures and personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Premises including, but not limited to, heating, cooling, ventilating, communication and security equipment, pipes, pumps, tanks, sprinklers and other plumbing equipment and fixtures, lighting, wires, conduit and other electrical equipment and fixtures, boilers, ranges, furnaces, oil burners and units thereof, vacuum cleaning systems, elevators, escalators, engines, motors and other mechanical equipment and fixtures, awnings, screens, storm doors, windows and window treatments, stoves, refrigerators and other appliances and equipment, partitions, mantels, cabinets and other millwork, rugs, carpets, and other floor coverings, furniture and furnishings used in the operations of the Premises and all additions thereto and renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to any building or buildings in any manner, it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the Premises and for the purpose of this Mortgage to be real estate and covered by this Mortgage; provided, however, that the provisions of this paragraph shall not apply or attach to the trade fixtures or personal property of any tenant on the Premises; and

(7) all judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the Real Property or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards");

(8) TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

         MORTGAGOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

1. Payment of Principal and Interest. Mortgagor shall promptly pay when due all indebtedness, including principal and interest, under the Notes and shall duly and promptly perform and observe all of the terms, provisions, covenants and agreements on the Mortgagor's part to be performed or observed under the Loan Documents.

2. Tax and Insurance Deposits. Upon request of Mortgagee, Mortgagor shall deposit with Mortgagee, or a depositary designated by Mortgagee, concurrently with and in addition to the monthly installments of interest due under the Notes until the indebtedness evidenced by the Notes is paid, the following: a sum equal to all real estate taxes and assessments next due on the Premises (as estimated from time to time by Mortgagee in its reasonable discretion) divided by the number of months to elapse for which deposits will be made hereunder to and including the month next preceding the month when such taxes will become due and payable and a sum equal to the amount of the premium or premiums that will next become due and payable to replace or renew the insurance policies required to be maintained by Mortgagor under this Mortgage (as estimated from time to time by Mortgagee in its reasonable discretion) divided by the number of months to elapse for which deposits will be made hereunder to and including the month next preceding the expiration date of the policy or policies to be replaced or renewed. All such payments described in this Section shall be held by Mortgagee or by the depositary designated by Mortgagee in trust without accruing or without any obligation arising for the payment of interest. If the funds so deposited are insufficient to pay, when due, all taxes and premiums as aforesaid, Mortgagor shall, within ten (10) days after written demand therefor from Mortgagee, deposit such additional funds as may be necessary to pay such taxes and premiums. If the funds so deposited exceed the amount required to pay such taxes and premiums, the excess shall be credited against the deposit or deposits next due hereunder. Neither Mortgagee nor the depositary shall be liable for any failure to make any payments of taxes or premiums unless Mortgagor shall have supplied thirty (30) days prior to delinquency to Mortgagee or to the depositary the bill or bills for such taxes or insurance premiums; provided, however, that Mortgagee may at its option make or cause the depositary to make any such application of the aforesaid deposits without any direction or request to do same by Mortgagor. Mortgagee, by written notice to Mortgagor, may suspend and later reinstate, in whole or in part, the application of this Section as often as it may determine.

3. Warranty of Title. At the time of the recordation this Mortgage, Mortgagor is well seized of an indefeasible estate in fee simple in the Premises subject only to the matters set forth in Exhibit B attached hereto and hereby made a part hereof (the "Permitted Exceptions"), and Mortgagor has good right, full power and lawful authority to convey, mortgage and grant a security interest in all of the same in the manner and form contemplated and provided under the Loan Documents. Said title of Mortgagor in the Premises is free and clear of all liens, charges, easements, covenants, conditions, restrictions and encumbrances whatsoever, other than the Permitted Exceptions, including, as to the personal property and fixtures, security agreements, conditional sales contracts and anything of a similar nature; provided, however, certain of the personal property will be subject to the junior lien in favor of the Wilmington Trust Company and George Jeff Mennen, Co-Trustees, u/a dated November 25, 1970 with
George S. Mennen FBO John Henry Mennen, or its assigns (the "Mennen Trust") pursuant to that certain Subordinated Loan and Security Agreement by and among Mortgagor and the Mennen Trust (the "Subordinate Lien"), which Subordinate Lien shall be junior and subordinate to the Mortgagee's security interest in such personal property pursuant to the terms and conditions of that certain Subordination Agreement by and among Mortgagee, Mortgagor and the Mennen Trust. Mortgagor shall and will forever defend the title to the Premises against the claims of all persons whomsoever.

4. Taxes and Other Charges. Mortgagor shall promptly pay, when due and before the imposition of any penalty, all general taxes, special taxes, special assessments, water charges, sewer service charges, association charges and all other charges of whatever kind, whether ordinary or extraordinary or public or private, which may be assessed, levied or imposed against the Premises or any part thereof and shall furnish to Mortgagee official receipts therefor within ten (10) days after payment thereof; provided, however, that if an Event of Default hereunder has occurred and Mortgagee has not suspended the monthly deposits for taxes required under this Mortgage, Mortgagee may, at its option, either make such deposits available to Mortgagor for the payments required under this Section or make such payments on behalf of Mortgagor. Mortgagor shall also pay, when due and before the imposition of any penalty, all charges incurred for utility service and scavenger service to the Premises whether or not such charges are or will become liens against the Premises.

5. Insurance. Mortgagor, at its expense, shall obtain and maintain insurance coverage in accordance with the terms of the Credit Agreement.

6.       Damage to or Destruction of Mortgaged Premises.
         ----------------------------------------------

         (a) Notice. In case of any material damage to or destruction of the Premises or any part thereof in excess of $25,000.00, Mortgagor shall promptly give written notice thereof to Mortgagee, generally describing the nature and extent of such damage or destruction.

         (b) Restoration. In case of any damage to or destruction of the Premises or any part thereof, Mortgagor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Mortgagor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Mortgagor) the restoration, replacement or rebuilding  of the  Premises  as  nearly  as  possible  to  its  value, condition and character immediately prior to such damage or destruction, provided, however, Mortgagor shall have no duty to rebuild, restore or replace if insurance proceeds are applied as a prepayment on the Notes pursuant to this Section 6 and as a result thereof insurance proceeds are insufficient to pay the cost of such rebuilding, restoration or replacement.

         (C) Adjustment of Loss. Mortgagor hereby authorizes Mortgagee, at Mortgagee's option, to adjust and compromise any losses under any insurance afforded, but unless Mortgagee elects to adjust the losses as aforesaid, said adjustment and/or compromise shall be made by Mortgagor, subject to final approval of Mortgagee in the case of losses exceeding $25,000.

         (d) Application of Insurance Proceeds. Net insurance proceeds received by Mortgagee under the provisions of this Mortgage or any instruments supplemental hereto and thereto or under any policy or policies of insurance covering the Premises or any part thereof shall first be applied as a prepayment on the Notes and any other indebtedness hereby secured (and Mortgagee is hereby irrevocably authorized and directed to make such an application whether or not the Notes or any other indebtedness hereby secured may then be due or otherwise adequately secured) and shall thereafter be applied to the reduction of any other indebtedness hereby secured; provided, however, that to the extent such proceeds exceed $25,000.00, such proceeds at the sole option of Mortgagee may be made available for the restoration of the portion of the Premises damaged or destroyed if the following conditions are satisfied to the reasonable satisfaction of the Mortgagee: the effect of the damage to or destruction of the Premises giving rise to receipt of the insurance proceeds is not to terminate, or a lessee does not exercise any option to terminate, any lease of all or any portion of the Premises; no Event of Default, or event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, shall have occurred or be continuing (and if such an event shall occur during restoration Mortgagee may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness evidenced by the Notes and the other indebtedness hereby secured); Mortgagor shall have submitted to Mortgagee plans and specifications for the restoration which shall be reasonably satisfactory to Mortgagee; Mortgagor shall submit to Mortgagee fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Mortgagor shall have deposited the amount of such deficiency with Mortgagee; and Mortgagor shall have obtained a waiver of the right of subrogation from any insurer under such policies of insurance who at that time claims that no liability exists as to Mortgagor or the insured under such policies. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Mortgagee be completed and in place and such disbursements may at Mortgagee's option be made directly to Mortgagor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Mortgagee. Mortgagee may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other reasonable costs and expenses paid to or for the account of Mortgagor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable fifteen (15) days after invoice sent to Mortgagor with interest at the rate applicable to the Notes at the time such costs or expenses are incurred. Mortgagee may deduct any such reasonable costs and expenses from insurance proceeds at any time standing in its hands. If Mortgagor fails to request that insurance proceeds be applied to the restoration of the improvements or if Mortgagor makes such a request but fails to complete restoration within a reasonable time, Mortgagee shall have the right, but not the duty, to restore or rebuild said Premises or any part thereof for or on behalf of Mortgagor, after notifying Mortgagor of such election, in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all necessary acts, funds for the purpose of restoration, all such additional funds to constitute part of the indebtedness hereby secured payable upon demand with interest at the Default Rate as defined in the Notes.

7.       General Covenants.
         -----------------

(a) Mortgagor shall keep and maintain the Premises and every part thereof in good repair and condition (ordinary wear and tear excepted) making such repairs and replacements as may from time to time be necessary or appropriate to keep the Premises in at least as good condition as that existing on the date of this Mortgage excepting normal wear and tear and Mortgagor warrants and represents that such Premises are currently in good repair and condition, complete, within a reasonable period of time, any improvements now or, with the consent of Mortgagee, hereafter in the process of being constructed on the Real Estate, to the extent that proceeds of insurance are available and Mortgagee allows the proceeds to be disbursed to Mortgagor, repair, restore or replace any fixtures and personal property owned by Mortgagor now or hereafter on the Real Estate which may be or become damaged or destroyed to a condition or with items at least equal to those repaired, restored or replaced and, if subject to the lien of this Mortgage, free of any security interest therein, encumbrance thereon or reservation of title thereto, comply with all laws, ordinances, regulations and orders of any federal, state, county or municipal authority and with any restriction or requirement contained in any recorded instrument relating to the Premises or to the use thereof, comply with any conditions and requirements necessary to maintain the insurance required under this Mortgage, maintain any and all rights, licenses, permits, privileges, franchises or concessions, whether public or private, which are or become applicable to the Premises or which are granted to Mortgagor in connection with any existing or planned improvement or use of the Premises, not erect, demolish, remove or alter in any material manner any improvement exceeding $25,000.00 on the Real Estate except as may be required by law or as may be necessary for any repairs or replacements expressly required under this Mortgage without the written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed, not remove, sever, sell or mortgage any fixtures or personal property of Mortgagor on the Real Estate except as may be required by law or in the ordinary course of business without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed, not permit, suffer or commit any waste, impairment or deterioration of the Premises or any part thereof (ordinary wear and tear, acts of God and other events beyond Mortgagor's control excepted), not permit or conduct either the generation, treatment, storage or disposal of hazardous waste, as defined in the Resource Conservation and Recovery Act, or the disposal on the Premises of petroleum or any hazardous substance, as defined in the Comprehensive Environmental Response, Compensation, and Liability Act, and shall perform all remedial actions necessary as the result of the presence of any such hazardous wastes, petroleum or hazardous substances on, at or near the Premises, regardless of by whom caused, not abandon or vacate the Premises or suffer or permit the Premises to be abandoned, not use or suffer or permit the use of the Premises for a purpose other than that for which it is used on the date of this Mortgage except as may be required by law without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed, not cause, suffer or permit the Premises, except as may be mandated by any governmental entity, to be or become subject to any covenants or restrictions not existing on the date of this Mortgage or initiate, suffer or permit any change in any existing covenant, restriction, zoning ordinance or other private or public restriction impacting upon the uses which may be made of or the improvements which may be placed upon, the Premises and shall promptly notify Mortgagee of and appear in and defend, at its sole cost and expense, any proceeding to impose or change any such covenants and restrictions and not subdivide the Premises or subject the Premises to the provisions of the condominium laws of the state in which the Premises are located.

8.       Liens and Encumbrances.
         ----------------------

         Mortgagor shall keep the Premises free and clear of liens by mechanics and materialmen and free and clear of all other liens, charges and encumbrances excepting, however, any lien or encumbrance consented to in writing by Mortgagee and excepting the lien of real estate taxes not yet due and payable and excepting Permitted Encumbrances. Mortgagor shall promptly pay and discharge any lien or encumbrance attaching to the Premises and not permitted under this
Section or deposit with Mortgagee a bond or other security reasonably satisfactory to Mortgagee and sufficient to protect Mortgagee against any loss or damage arising out of such lien or encumbrance upon receiving notice thereof and shall pay when due or diligently contest any indebtedness or other charge secured by any lien or encumbrance permitted under this Section. Mortgagor shall observe and perform all covenants and obligations required to be observed or performed by Mortgagor under any document creating or evidencing any lien or encumbrance permitted by this Section and any failure of Mortgagor to observe or perform any such covenant or obligation shall be an Event of Default by Mortgagor under this Mortgage. Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee satisfactory evidence of any payment or payments required under this Section.

9.       Transfer of Ownership.
         ---------------------

         If there shall occur or Mortgagor shall make or permit or contract to make or permit, whether voluntary, involuntary, by operation of law or otherwise, any sale, assignment, transfer, encumbrance or lease of the Premises, or any portion thereof or interest therein or any interest in or under any entity which holds title to the Premises, except as otherwise permitted in the Credit Agreement, Mortgagee, at its option and upon notice to Mortgagor, may declare all indebtedness secured by this Mortgage immediately due and payable and, in the absence of immediate payment thereof by Mortgagor, may pursue any and all rights and remedies available to Mortgagee under this Mortgage in the event of a default by Mortgagor.

10.      Additional Taxes.
         ----------------

If, at any time, the federal or any state or local government, or any of their subdivisions, shall levy, assess or impose any documentary, interest equalization or other tax, assessment or charge on this Mortgage or on the indebtedness secured by this Mortgage, or shall impose upon Mortgagee any tax, assessment, charge or lien required, on the date of this Mortgage, to be paid by Mortgagor (either by deducting from the value of the Premises, or any part thereof, for the purposes of taxation any lien or encumbrance thereon or changing in any way the laws relating to the taxation of Mortgagor's interest in the Premises), Mortgagor shall, upon demand by Mortgagee, promptly pay or reimburse Mortgagee for the payment of such tax, assessment, charge or lien and deliver evidence of such payment to Mortgagee; provided, however, that if in the opinion of counsel for Mortgagee it might be unlawful to require Mortgagor to make such payment or the making of such payment might be deemed to be the payment of interest beyond the maximum amount permitted by law, then at the option of Mortgagee and upon notice to Mortgagor, Mortgagee may declare all indebtedness secured by this Mortgage immediately due and payable and, in the absence of immediate payment thereof by Mortgagor, Mortgagee may pursue any and all rights and remedies available to Mortgagee under this Mortgage in the event of a default by Mortgagor. Notwithstanding the foregoing, Mortgagor shall not be obligated to pay any portion of Mortgagee's federal, state , local income tax, inheritance tax or franchise tax or any other tax based upon the net income of Mortgagee.

11. Mortgagee's Performance of Defaulted Acts. In an Event of Default by Mortgagor of any of its obligations under this Mortgage, Mortgagee may, but need not, make any payment or perform any act required of Mortgagor under the Notes, the Credit Agreement or under this Mortgage in any form and in any manner deemed expedient by Mortgagee. By way of illustration and not in limitation of the foregoing, Mortgagee may, but need not, make full or partial payment or payments of principal or interest on prior encumbrances, if any, purchase, discharge, compromise or settle any tax lien or other prior or junior lien, claim, title or other charge, redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment. All monies paid for any purpose authorized in this Section and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced by Mortgagee to protect the Premises and the lien hereof, shall be additional indebtedness secured by this Mortgage and shall be immediately due and payable by Mortgagor to Mortgagee without notice and with interest thereon at the rate applicable under the Notes after an Event of Default thereunder. Inaction by Mortgagee shall never be considered as a waiver of any right accruing to Mortgagee under this Section on account of any default of Mortgagor under this Mortgage.

12. Eminent Domain. If all or any part, other than an immaterial portion (as determined by Mortgagee in the exercise of its reasonable discretion) of the Premises shall be taken through condemnation (which term when used herein shall include any damage or taking by any governmental authority and any transfer by private sale of lieu thereof) and if in Mortgagee's judgement such taking causes a material adverse impact on the Premises, the entire indebtedness secured hereby shall, at the option of Mortgagee, become immediately due and payable. Mortgagor acknowledges that Condemnation Awards have been assigned to Mortgagee, which awards Mortgagee is hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor and at Mortgagee's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Mortgagee may elect and whether or not the same may then be due and payable or otherwise adequately secured. In the event that any proceeds of a Condemnation Award shall be made available to the Mortgagor for restoring the premises so taken, Mortgagor hereby covenants to promptly commence and complete such restoration of the Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction. If Mortgagee makes condemnation proceeds available for such restoration, the criteria set forth in Paragraph 6(d) above shall apply to such proceeds. Mortgagor covenants and agrees that Mortgagor will give Mortgagee immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further covenants and agrees to make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Mortgagor for any taking, either permanent or temporary, under any such proceeding.

13. Acknowledgment of Debt. Mortgagor shall execute and deliver to Mortgagee, from time to time upon request by Mortgagee, a written statement, duly acknowledged, verifying the total unpaid indebtedness secured by this Mortgage and disclosing whether any alleged offsets or defenses exist against such indebtedness.

14.      Rents and Leases.
         ----------------

(a) Approval of Leases. Mortgagee shall have the right to approve all new leases covering space in the Premises, including the form and content of each such lease and the tenant or tenants thereunder, and, without limiting the generality of the foregoing, Mortgagor shall not, without Mortgagee's prior written consent, enter into any lease or permit any tenancy of all or any portion of the Premises, execute an assignment or pledge of any rents from the Premises or of any lease or tenancy of all or any portion of the Premises (except as security for the indebtedness secured by this Mortgage), accept any installment of rent more than thirty (30) days before the due date of any such installment, (iv) agree to any material amendment to or change in the terms of any lease or tenancy previously approved by Mortgagee or (v) permit or consent to any assignment of any lease or tenancy or any sublease of any lease or tenancy of all or any portion of the Premises.

(15) Obligations of Mortgagor. Except for (x) extensions of the terms of any leases with respect to the Premises, (y) increases in the amount of rent to be paid by tenants under any leases with respect to the Premises, and (z) non-material amendments, supplements, modifications, changes or alterations in the ordinary course of business to any leases with respect to the Premises, Mortgagor shall at all times promptly and faithfully keep and perform all of the covenants, conditions and agreements on the part of landlord to be kept and performed under all leases and tenancies covering the Premises, enforce or secure the performance of all of the covenants, conditions and agreements on the part of the tenants to be kept and performed under such leases and tenancies, appear in and defend any action or proceeding arising out of or in any manner connected with such leases and tenancies or the rights and obligations of landlord or tenants thereunder, execute and deliver to Mortgagee, upon request, any and all documents and instruments deemed necessary by Mortgagee to transfer and assign to Mortgagee any lease and all rents and rights thereunder and under any tenancy covering all or any portion of the Premises, furnish to Mortgagee, upon request, a written statement containing the names of all lessees and the terms of all leases and tenancies, including the spaces occupied and the rentals payable thereunder, and exercise, within ten (10) calendar days of any demand therefor by Mortgagee, any right to request from any tenant under any lease a certificate with respect to the status thereof in a form set forth under the applicable lease and otherwise as requested by Mortgagee.

16. Exoneration of Mortgagee. Nothing in this Mortgage or in any other documents relating to the indebtedness secured by this Mortgage shall be construed to obligate Mortgagee, expressly or by implication, to keep or perform any of the covenants and agreements on the part of the landlord to be kept and performed under leases and tenancies covering all or any portion of the Premises or to pay any sum of money or damages to be paid by the landlord or landlord's assignee under such leases and tenancies, all of which covenants, agreements and payments shall be kept, performed and paid by Mortgagor.

17. Attornment. In the event of an Event of Default by Mortgagor and enforcement by Mortgagee of the remedies provided by law or by this Mortgage, the tenant under each lease and tenancy covering all or any portion of the Premises shall, at the option of Mortgagee and upon delivery of a notice from Mortgagee to such tenant, attorn to any person succeeding to the interest of Mortgagor as a result of such enforcement and shall recognize such successor in interest as landlord under such lease or tenancy without any change in the terms or other provisions thereof; provided, however, that said successor-in-interest shall not be bound by any payments made or deemed to have been made by any tenant more than thirty
(30) days in advance of the due date of any such payments or by any amendment or modification to any lease or tenancy not permitted hereunder made without the prior consent of Mortgagee or said successor-in-interest. Each tenant, upon request by Mortgagee or any such successor-in-interest, shall execute and deliver an instrument or instruments confirming such attornment and Mortgagor shall cause each lease covering all or any portion of the Premises to contain a covenant on the part of the tenant evidencing its agreement to such attornment.

18. Inspection of Books and Records. In the event that all or any portion of the Premises are leased or available for lease, Mortgagor shall, during any such period, keep and maintain complete and accurate books and records showing, in a manner reasonably satisfactory to Mortgagee, all income and expenses of the Premises and shall, upon request by Mortgagee, from time to time, allow Mortgagee to examine such books and records and all supporting documentation at the principal office of Mortgagor or at such other location as may be mutually agreed upon.

19.      Security Agreement.
         ------------------

                  (a) Financing Statement. This Mortgage shall also constitute a Security Agreement, as that term is used in the Uniform Commercial Code (the "Code") of the state in which the Premises are located, with respect to any portion of the Premises which is now or hereafter deemed to be personal property, fixtures or property other than real estate and all replacements, additions and substitutions thereto (the "UCC Collateral"). All of Mortgagor's right, title and interest in and to the UCC Collateral is hereby assigned to Mortgagee to secure the payment of the indebtedness secured by and the performance of the obligations contained in this Mortgage. Mortgagee shall have, in addition to the rights and remedies granted to Mortgagee under this Mortgage, all of the rights and remedies of a secured party under the Code with respect to the UCC Collateral and Mortgagor hereby agrees that in the event Mortgagee shall exercise any right or remedy under the Code following a default by Mortgagor under this Mortgage, whether to dispose of the Collateral or otherwise, ten (10) days notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice under any provision of the Code requiring such notice. Mortgagor shall, immediately upon request by Mortgagee, execute and deliver to Mortgagee, in a form prescribed by Mortgagee, any financing statement, continuation statement, certificate or other document covering all or any portion of the UCC Collateral designated by Mortgagee that, in the opinion of Mortgagee, may be required to perfect, continue, affirm or otherwise maintain the existence and priority of the security interest in the UCC Collateral created under this Mortgage. Mortgagor, if requested by Mortgagee, shall also execute and deliver to Mortgagee a Security Agreement covering the UCC Collateral and containing such covenants, conditions and agreements consistent with and in addition or as a supplement to those contained in this Mortgage as may be requested by Mortgagee.

                  (b) To the extent that any portion of the Premises subject to the Code constitutes a fixture under the Code, then this Mortgage is to be filed and effective as a financing statement filed as a fixture filing and filed for record in the real estate records pursuant to Section 9-402 of the Code. Mortgagor is the "Debtor," and the address of Debtor set forth in the initial paragraph of the Mortgage is the mailing address of Debtor. Mortgagee is the "Secured Party" and the place of business of Secured Party set forth in the initial paragraph of this Mortgage is an address of Secured Party from which information concerning the security interest may be obtained. All or part of the portion of the Premises subject to the Code are or are to become fixtures related to the real estate described in the Mortgage.

20. Inspection of Premises. Mortgagor hereby grants to Mortgagee and its agents the right to inspect the Premises at all reasonable times and shall permit access thereto for such purpose conducted in a manner that would not materially impair the business operations being conducted on the Premises.

21. Future Advances. If, at any time prior to the payment in full of the indebtedness secured by this Mortgage, Mortgagee shall advance additional funds to or for the benefit of Mortgagor, such advance together with applicable interest thereon shall be secured by this Mortgage in accordance with all covenants, conditions and agreements herein contained without being evidenced by any further written instrument or notation and, to the extent permitted by law, shall be on a parity with and not subordinate to the indebtedness evidenced by the Notes and any and all future modifications, extensions, and renewals thereof; provided, however, that the indebtedness secured by this Mortgage and from time to time remaining unpaid shall not, after including the amount of all such advances, exceed five (5) times the original principal indebtedness secured by this Mortgage; provided further, however, the foregoing limitation is exclusive of interest and additional advances, if any, for the protection of collateral or to cure Mortgagor's defaults, regardless of whether same are considered obligatory or voluntary.

22. Indemnification and Reimbursement of Expenses. Mortgagor shall hold harmless and indemnify Mortgagee from and against any loss, cost, damage, liability or expense, including reasonable attorneys' fees, arising out of any suit or proceeding or threat thereof in which Mortgagee is made a party or becomes involved (other than those arising out of or as a result of the negligent or willful acts of Mortgagee): (a) because of any damage or destruction to persons or property on or about the Premises, (b) because of the violation or enforcement of any law, ordinance, private right or restriction applicable to the Premises or the operation thereof or (c) to protect the lien or priority of this Mortgage and any loss, cost, damage or expense so incurred or incurred by Mortgagee in connection with protecting or enforcing any of Mortgagee's rights under this Mortgage or recovering any indebtedness secured by this Mortgage shall be additional indebtedness secured by this Mortgage and shall be immediately due and payable by Mortgagor to Mortgagee without notice and with interest thereon at the rate applicable under the Notes after an Event of Default thereunder.

23.      Remedies on Default.
         -------------------

(a) Events of Default. It shall be an "Event of Default" under this Mortgage when and if Mortgagee shall discover any material misrepresentation or breach or inaccuracy in any representation or warranty contained in this Mortgage or in any of the Loan Documents, or an "Event of Default" shall occur under the Credit Agreement.

(b) Remedies. Without limiting other rights granted to Mortgagee under this Mortgage, upon the occurrence of an Event of Default under this Mortgage, Mortgagee may, at its option, declare the entire indebtedness secured by this Mortgage to be immediately due and payable without notice, demand or presentment (each of which is hereby expressly waived by Mortgagor) whereupon the same shall become immediately due and payable, institute proceedings for the complete foreclosure of this Mortgage, institute proceedings to collect any delinquent installment or installments of the indebtedness secured by this Mortgage without accelerating the due date of the entire indebtedness by proceeding with foreclosure of this Mortgage with respect to any delinquent installment or installments of such indebtedness only and any sale of the Premises under such a foreclosure proceeding shall be subject to and shall not affect the unmatured part of the indebtedness and this Mortgage shall be and continue as a lien on the Premises securing the unmatured indebtedness, institute proceedings in equity or at law for the specific performance of any covenant, agreement or condition in this Mortgage or in aid of the execution of any power granted in this Mortgage or take such other action as may be permitted under the laws of the state in which the Premises are located.

(C) Expense of Litigation. In any suit to foreclose the lien of this Mortgage there shall be allowed and included, as additional indebtedness in the judgment or decree of foreclosure, all expenditures and expenses (which may be estimated as to items to be expended after entry of the judgment or decree) which may be paid or incurred by or on behalf of Mortgagee for court costs and attorneys' fees and for appraisers' fees, fees for documentary and expert evidence, stenographer's fees, publication costs, survey costs and costs of procuring all abstracts of title, title examinations, title insurance policies and other similar data and assurances with respect to title as Mortgagee may deem necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such judgment or decree of foreclosure the true condition of the title to or value of the Premises, all of which fees and expenses shall be reasonable in amount.

(d) Right of Possession. Upon the occurrence of an Event of Default and to the extent permitted by law, Mortgagee, at its option, shall have the right, personally or by its agents or attorneys, to enter upon and to take and maintain possession of all or any portion of the Premises and to take and maintain possession of all documents, books, records, papers and accounts of Mortgagor or the then manager of the Premises relating thereto and may exclude Mortgagor, its agents or servants, wholly therefrom and may, personally or by its agents or attorneys as agent of Mortgagor or in its own name as Mortgagee and under the powers herein granted possess, operate, manage and control the Premises and conduct any business thereon with full power to collect all rents, issues and profits from the Premises, take such action, legal or equitable, as may, in its discretion, be necessary or desirable to protect or enforce the payment of the rents, issues and profits from the Premises, including instituting actions for recovery of rent, actions in forcible detainer and actions in distress for rent, cancel or terminate any tenancy, lease or sublease for any cause or reason which would entitle Mortgagor to cancel such tenancy, lease or sublease, elect to disaffirm any tenancy, lease or sublease made subsequent to this Mortgage or subordinated to the lien of this Mortgage, extend or modify any then existing lease or tenancy and make new leases, which extensions, modifications and new leases may provide for terms or options for terms to expire beyond the maturity date of the indebtedness secured by this Mortgage, it being understood and agreed that any such leases and the options and other provisions contained therein shall be binding upon Mortgagor, upon all persons whose interests in the Premises are subject to the lien of this Mortgage and upon any purchaser or purchasers at any foreclosure sale notwithstanding any redemption from sale, discharge of the indebtedness secured by this Mortgage, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser or purchasers at any foreclosure sale, make all repairs, decorations, renewals, replacements, alterations, additions and improvements to the Premises as Mortgagee may deem necessary or desirable, insure and reinsure the Premises and all risks incident to the possession, operation, management and control of the Premises by Mortgagee and take such other action for the possession, operation, management and control of the Premises as Mortgagee may deem necessary or appropriate.

(e) Application of Rental Proceeds. Any rents, issues and profits from the Premises received by Mortgagee, after taking possession of the Premises or pursuant to any assignment thereof to Mortgagee under the provisions of this Mortgage or any separate Assignment of Rents and Leases, shall be distributed and applied to or on account of the following, in such order of priority as Mortgagee (or, in the case of a receivership, as the court) may determine: the payment of any expenses incurred in the possession, operation, management and control of the Premises, including reasonable compensation to Mortgagee or any receiver that may be appointed and the fees of any managing agent (if management of the Premises is delegated to such agent) and including lease commissions and other expenses of procuring tenants and entering into leases for the Premises, the payment of taxes, special assessments, water and sewer charges and other charges on the Premises now due or which may become due or which may be or become a lien prior to the lien of this Mortgage, the payment of any expenses incurred for any repairs, decorations, renewals, replacements, alterations, additions and improvements to the Premises or the operation thereof, the payment of any indebtedness secured by this Mortgage, the payment of any amount set forth in any judgment or decree of foreclosure and the payment of any deficiency which may result from any foreclosure sale or with respect to any remaining funds, to the Mortgagor, its successors or assigns, as their rights may appear.

(f) Appointment of Receiver. Upon or at any time after the filing of any complaint to foreclose this Mortgage, and after an Event of Default has occurred and is continuing, the court in which such foreclosure is filed may, upon application by Mortgagee, appoint a receiver of the Premises (which may be Mortgagee) and Mortgagor hereby consents to such appointment. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency, at the time of the application for such receiver, of any party liable for the payment of the indebtedness secured by this Mortgage, without regard to the then value of the Premises or whether the Premises are then occupied as a homestead or not and without the posting of any bond being required of the applicant. Such receiver shall have the power to take possession of and to operate, manage and control the Premises, to collect and receive all rents, issues and profits from the Premises during the pendency of such foreclosure suit and, in the case of a sale and a deficiency, during the full statutory period of redemption, if any, as well as during any further times when Mortgagor, its successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits and to exercise all other powers which may be necessary or desirable for the protection, possession, operation, management and control of the Premises during the whole of the aforesaid period. To the extent permitted by law, such receiver may be authorized by the court to cancel or terminate any tenancy, lease or sublease for any cause or reason which would entitle Mortgagor to cancel such tenancy, lease or sublease, elect to disaffirm any tenancy, lease or sublease made subsequent to this Mortgage or subordinated to the lien of this Mortgage and extend or modify any then existing leases and tenancies and to make new leases, which extensions, modifications and new leases may provide for terms or options for terms to expire beyond the maturity date of the indebtedness secured by this Mortgage, it being understood and agreed that any such leases and the options and other provisions contained therein shall be binding upon Mortgagor, upon all persons whose interests in the Premises are subject to the lien of this Mortgage and upon any purchaser or purchasers at any foreclosure sale notwithstanding any redemption from sale, discharge of the indebtedness secured by this Mortgage, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser or purchasers at any foreclosure sale.

(g) Sale of Premises. To the extent permitted by law all or any portion of the Premises or any interest or estate therein to be sold pursuant to any judgment or decree of foreclosure obtained pursuant to this Mortgage shall be sold as a single parcel or as multiple parcels in such manner or order as Mortgagee, in its sole discretion, may elect. At any foreclosure sale of all or any portion of the Premises, Mortgagee may bid for and acquire, as purchaser, the Premises or any portion thereof being sold and, in lieu of paying cash therefor, may credit against the indebtedness secured by this Mortgage and the amount set forth in the judgment or deed of foreclosure, the amount bid by Mortgagee at such foreclosure sale.

(h) Application of Foreclosure Proceeds. The proceeds from any foreclosure sale of all or any portion of the Premises shall be distributed and applied in the following order of priority: on account of all reasonable costs and expenses incident to any such foreclosure proceedings, on account of all items (other than principal and interest remaining unpaid under the Notes) which, under the terms of this Mortgage, constitute indebtedness secured by this Mortgage, together with interest thereon (unless otherwise included in the indebtedness) at the rate applicable under the Notes after an Event of Default thereunder, on account of all principal and interest remaining unpaid under the Notes and the excess, if any, to Mortgagor, its successors or assigns, as their rights may appear.

(i) Application of Deposits. Mortgagee shall have the right, but not the obligation, to apply any deposit held by Mortgagee or by any depository pursuant to any provisions of this Mortgage to the payment of any indebtedness secured by this Mortgage in such order and manner as Mortgagee may elect.

(j) Waiver of Statutory Rights. Mortgagor agrees that it shall not apply for or avail itself of and hereby waives the benefit of, for itself and all who may claim through or under it, any appraisement, valuation, stay, moratorium, extension or exemption laws, whether existing on the date of this Mortgage or hereafter enacted, in any enforcement or foreclosure of this Mortgage. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the Premises or any portion thereof marshaled upon any foreclosure of this Mortgage and Mortgagor agrees that any court having jurisdiction to foreclose this Mortgage may order the Premises sold as an entirety. Mortgagor does hereby waive any and all rights of reinstatement and rights of redemption from sale under any judgment or decree of foreclosure of this Mortgage on behalf of itself and each and every person, except judgment creditors of the Mortgagor, acquiring any interest in or title to the Premises subsequent to the date of this Mortgage.

(k) Waiver of Defenses. No action for the enforcement or foreclosure of this Mortgage shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Notes.

(l) Partial Payments. Acceptance by Mortgagee of any payment which is less than payment in full of all amounts due and payable at the time such payment is made shall not constitute a waiver of Mortgagee's right to declare the entire indebtedness secured by this Mortgage to be immediately due and payable without notice, demand or presentment or to exercise any other right or remedy of Mortgagee under this Mortgage at that time or at any subsequent time nor shall such acceptance nullify any prior exercise by Mortgagee of any right or remedy under this Mortgage without the express written consent of Mortgagee.

(m) Rescission of Acceleration. Mortgagee shall have the right to rescind any acceleration of the indebtedness secured by this Mortgage and the right to discharge or dismiss any proceedings brought to enforce any right or remedy of Mortgagee under this Mortgage and, in the event Mortgagee elects to exercise either of such rights, the obligations of Mortgagor and the rights and remedies of Mortgagee shall continue as if such acceleration had not been made or such proceedings had not been commenced.

24. Deficiency Decree. If at any foreclosure proceeding the Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Mortgagor and against the property of Mortgagor for the amount of such deficiency, and Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Premises and the other property (real and personal) of Mortgagor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

25. Remedies Cumulative and Concurrent. The rights and remedies of Mortgagee as provided in this Mortgage shall not be exclusive of, but shall be in addition to, any right or remedy now or hereafter existing at law or in equity and all such rights and remedies may be exercised together, independently or in any combination and when and as often as Mortgagee shall elect.

26. Subrogation. In the event that any portion of the proceeds of the indebtedness secured by this Mortgage are used, directly or indirectly, to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance on the Premises, or any part thereof, then Mortgagee shall be subrogated to the rights of the creditor under such other lien or encumbrance and shall have the benefit of the priority of such other lien or encumbrance.

27. Environmental Matters. Mortgagor covenants, represents and warrants that to Mortgagor's best knowledge and upon due inquiry based solely upon the Phase I Environmental Assessment for 3030 Barker Drive, Columbus, Bartholomew County, Indiana 47201, dated September 29, 1999, prepared by Property Solutions Inc. and that certain Hybrid Environmental Assessment for 3030 Barker Drive, Columbus, Bartholomew County, Indiana 47201, dated August 18, 2000, prepared by McLern/Heart Engineers Midwest, Inc. (collectively, the "Environmental Studies"), and except as otherwise set forth in those Environmental Studies: (a) no substances, including without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluent, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances (collectively referred to as, the "Hazardous Materials") (any mixture of a Hazardous Material, regardless of concentration, with other materials shall be considered a Hazardous Material) under any law relating to environmental conditions and industrial hygiene, including without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss.6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials and Transportation Act, 49 U.S.C. ss.1801, et seq., the Clean Air Act, 42 U.S.C. ss.ss.7401 et seq., the Toxic Substances Control Act, 15 U.S.C. ss.ss.2601-2629, the Safe Drinking Water Act, 42 U.S.C. ss.ss.300f et seq., and all similar federal, state and local environmental statutes, ordinances and the regulations, orders, decrees now or hereafter promulgated thereunder (collectively, the "Hazardous Material Laws"), have been or shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, or otherwise present in, on or under the Premises except that this provision does not prohibit (1) the use of unrecycled fuel oil as a boiler fuel; (2) the normal use of consumer products; or (3) the normal use of materials such as cleaning products, copier toner, and similar materials routinely used in offices; provided that such use is not violative of any Hazardous Material Laws; (b) no activity has been or shall be undertaken on the Premises which would cause (i) the Premises to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of RCRA or any Hazardous Material Law, (ii) a release or threatened release of Hazardous Material from the Premises within the meaning of, or otherwise bring the Premises within the ambit of CERCLA or SARA or any Hazardous Material Law, or
(iii) the discharge of Hazardous Material into any watercourse, body or surface or atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law; (c) no activity has been or shall be undertaken with respect to the Premises which would cause a violation or support a claim under RCRA, CERCLA, SARA or any Hazardous Material Law; (d) no underground storage tanks or underground Hazardous Material deposits are or were located on the Premises and subsequently removed or filled; (e) no investigation, administrative order, litigation or settlement with respect to any Hazardous Materials is threatened or in existence with respect to the Premises; and (f) no notice has been served on Mortgagor from any entity, governmental body, or individual claiming any violation of any Hazardous Material Law, or requiring compliance with any Hazardous Material Law, or demanding payment or contribution for environmental damage or injury to natural resources.

28. Partial Release. Mortgagee may, at any time and from time to time, with or without consideration, release any portion of the Premises from the lien of this Mortgage, release any person liable for any indebtedness secured by this Mortgage or extend the time for payment of all or any portion of the indebtedness secured by this Mortgage without in any way affecting the lien of this Mortgage or the priority thereof (except as specifically set forth in such release) and without in any way affecting the obligations of any party liable for the indebtedness secured by this Mortgage (except as specifically set forth in such release or extension).

29. Excess Interest. If it is determined that Mortgagor shall have paid or there shall have accrued interest on the indebtedness secured by this Mortgage in an amount in excess of that permitted by law, such excess shall, to the extent required by law and otherwise at the option of Mortgagee, either be applied to reduce the unpaid indebtedness secured by this Mortgage or be refunded to Mortgagor.

30. Waiver. Any delay in the exercise of or failure to exercise any right or remedy accruing on any default under this Mortgage shall not impair any such right or remedy and shall not be construed to be a waiver of any such default or acquiescence therein nor shall it affect any subsequent default of the same or of a different nature.

31. Notices. All notices, consents, requests, demands and other communications to be given in connection with this Mortgage shall be in writing and shall be deemed duly given to any party or parties upon delivery to the address of the party or parties specified below if delivered personally or sent by certified or requested mail, return receipt requested, as follows:

1.

                  If to Mortgagor:

                           Onkyo America, Inc.
                           c/o Global Technovations, Inc.
                           7108 Fairway Drive, Suite 200
                           Palm Beach Gardens, Florida 33148
                           Attn:    William C. Willis, Jr.
                           Facsimile:  561-691-5220

                  With copies to:

                           Michael Harris, P.A.
                           1645 Palm Beach Lakes Blvd.

                           Suite 550
                         West Palm Beach, Florida 33401

                           Attn:  Michael D. Harris, Esq.
                             Facsimile: 561-478-1817

                  If to Mortgagee:

                            GMAC Business Credit, LLC

                            300 Galleria Officentre, Suite 110
                              Southfield, MI 48034

                              Attn: Michael Molenda

                             Facsimile: 321-775-6006

                  With copies to:

                           Vedder, Price, Kaufman & Kammholz

                              222 N. LaSalle Street

                          Chicago, Illinois 60601-1003

                           Attn:  Michael A. Nemeroff, Esq.
                             Facsimile: 312-609-5005

or to such other address as any party may hereafter designate by written notice in the aforesaid manner. Nothing in this Section shall be construed to require notice from Mortgagee to Mortgagor prior to taking any action permitted under this Mortgage unless specifically required by the terms of this Mortgage.

32. Successors and Assigns. This Mortgage and all provisions hereof shall extend to and be binding upon the mortgagor, its successors and assigns, and all persons claiming under or through Mortgagor and shall inure to the benefit of Mortgagee and its successors and assigns.

33. Further Assurances. Mortgagor shall, upon the request of Mortgagee, execute, acknowledge and deliver any additional instruments and further assurances and do or cause to be done any further acts and things as may be reasonably necessary to carry out the intent of this Mortgage.

34.      Definitions.   "Mortgagor"   when  used  herein   shall   include  the
         undersigned and all persons liable for the payment of the indebtedness, or any part thereof, secured by this Mortgage whether or not such persons shall have executed this Mortgage. Whenever the context of any sentence of this Mortgage shall so require, the singular shall include the plural, the plural the singular and the use of any gender shall include all genders. The word "person" as used herein shall mean any natural person and any partnership, joint venture, corporation, association or other legal entity.

35. Time is of the Essence. It is specifically agreed that time is of the essence of this Mortgage.


36. Modifications. This Mortgage may not be amended or modified except by an instrument in writing signed by the party against whom enforcement of the amendment or modification is asserted.

37. Covenants to Run with the Land. All the covenants and agreements contained in this Mortgage shall run with the land.

38. Captions. The captions and headings of the sections of this Mortgage are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions of this Mortgage.

39. Severability. If any provision of this Mortgage or the application thereof to any circumstances shall be held invalid or unenforceable, the remainder of this Mortgage and the application thereof to other circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

40. Applicable Law. THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN, DELIVERED AND ACCEPTED IN, AND THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF, THE STATE OF ILLINOIS (WITHOUT REGARD FOR ITS CONFLICTS OF LAW PRINCIPLES), AND BY EXECUTION HEREOF MORTGAGOR AND BY ACCEPTANCE HEREOF, MORTGAGEE, EACH AGREE THAT SUCH LAWS AND DECISIONS OF THE STATE OF ILLINOIS SHALL GOVERN THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS, NOTWITHSTANDING THE FACT THAT THERE MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, VALIDITY, PERFECTION AND ENFORCEMENT BY MORTGAGEE OF ITS RIGHTS AND REMEDIES AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL LOCATED IN ANY STATE OTHER THAN ILLINOIS, SUCH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH PROPERTY IS LOCATED.

     41. Jurisdiction and Venue. TO INDUCE MORTGAGEE TO ACCEPT THIS MORTGAGE AND THE NOTES, THE MORTGAGOR IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER, OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS MORTGAGE, OR THE NOTES SHALL BE LITIGATED ONLY IN STATE COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO OR IN FEDERAL COURTS HAVING SITUS WITHIN THE NORTHERN DISTRICT OF ILLINOIS, EXCEPT TO THE EXTENT NECESSARY TO ENFORCE THE PROVISIONS OF THIS MORTGAGE. THE MORTGAGOR AND MORTGAGEE HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND DISTRICT. THE MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY APPOINT AND DESIGNATE ANY AUTHORIZED OFFICER OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN SUCH STATE, WHOM AN AUTHORIZED OFFICER MAY FROM TIME TO TIME HEREAFTER DESIGNATE (HAVING GIVEN FIVE
          (5) DAYS' WRITTEN NOTICE THEREOF TO THE OTHER PARTY), AS THE PARTY'S TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. THE MORTGAGOR AND MORTGAGEE AGREE THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON THE OTHER PARTY. THE MORTGAGOR AND MORTGAGEE HEREBY WAIVE ANY RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE OTHER PARTY IN ACCORDANCE WITH THIS PARAGRAPH. THE MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH THE OTHER PARTY IS A PARTY.

     42. Release. Upon payment in full of all indebtedness secured by this Mortgage and the satisfaction of all obligations of Mortgagor hereunder, Mortgagee shall release the lien of this Mortgage and shall return or cause the return of any deposit or deposits held by Mortgagee or any depository pursuant to any provisions of this Mortgage to Mortgagor.

     43. After Acquired Property. Any and all property hereafter acquired which is of the kind or nature herein provided, or intended to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Mortgagor, become and be subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless Mortgagor shall from time to time, if requested by Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage all such property.

     44. Recordation and Payment of Taxes and Expenses Incident Thereto. Mortgagor will cause this Mortgage, all mortgages supplemental hereto and any financing statement or other notice of a security interest required by Mortgagee at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage or other lien or charge upon the Premises or any part thereof, in order fully to preserve and protect the rights of Mortgagee hereunder and, without limiting the foregoing, Mortgagor will pay or reimburse Mortgagee for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or re-recordation, including any documentary stamp tax, intangibles tax or tax imposed upon the privilege of having this instrument or any instrument issued pursuant hereto recorded.

                            [Signature Page Follows]

[Mortgage Signature Page]

         IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be signed the day and year first above written.

Mortgagor:

ONKYO AMERICA, INC., an Indiana corporation


By:
Douglas E. Pillow
Executive Vice President - Finance

[Mortgage Notary Block]

STATE OF ILLINOIS )
                                    )  SS:
COUNTY OF COOK    )


I, Julie A. Stephens, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Douglas E. Pillow, the Executive Vice President - Finance of Onkyo America, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation.

         In witness whereof, I hereunto set my hand and official seal this ___ st day of August, 2000.

                                  -----------------------------------
                                            Notary Public

[SEAL]                            Print Name:_________________________
                                  Expiration:________________________



THIS INSTRUMENT WAS PREPARED

BY AND SHOULD BE RETURNED TO:

Michael A. Nemeroff (AME)
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Suite 2600
Chicago, Illinois  60601-1003

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL I

Lot Number One (1) in Woodside Business Center, Section Two, as recorded in Plat Book "O", page 71, in the Office of the Recorder of Bartholomew County, Indiana.

PARCEL II

A part of the Southwest Quarter of the Southeast Quarter of Section 10, Township 8 North, Range 5 East, in Bartholomew County, Indiana, and more particularly described as follows:

Beginning at a pipe near a stone found marking the Northeast corner of the aforesaid Quarter Quarter; thence North 88 degrees 50 minutes 36 seconds West (assumed bearing based on the Plat of Woodside Business Center - Section Two as recorded in Plat Book "O", Page 71), along the North Line of said Quarter Quarter 330.80 feet to a stone found; thence South 00 degrees 01 minute 44 seconds East along the East line of Lot 1 in said Woodside Business Center -
Section Two, a distance of 760.43 feet to a wooden fence corner post found; thence South 88 degrees 27 minutes 57 seconds East along a North line of Tract 8A in the aforesaid plat a distance of 325.59 feet to a pinch pipe found; thence North 00 degrees 22 minutes 00 seconds East along the East Line of said Quarter Quarter 762.49 feet to the point of beginning, containing 5.74 acres.

PARCEL III

TOGETHER with a 12 foot access easement running from the North line of said real estate through the Northwest Quarter of the Southeast Quarter of Section 10, Township 8 North, Range 5 East, in Bartholomew County, Indiana, to Deaver Road.

Tax Parcel Nos.  023-006600-0 and 023-020800-0
--------------

Common Address:  3030 Barker Drive, Columbus, IN

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1.       All taxes not yet due and payable.

2.       Ditch Assessments for the Walesboro Drain not yet due and payable.

3. Covenants, conditions, restrictions, and easements all as set out in the Plat for Woodside Business Center, Section Two, as recorded in Plat Book "O", page 71, in the Office of the Recorded of Bartholomew County, Indiana, and in Declaration of Covenants recorded in Miscellaneous Record 55, pages 725-780.

4. Set-back and use restrictions, possible assessments for maintenance and reconstruction, and all rights of others entitled to the continued uninterrupted flow of the water through Walesboro Drain, a legal drain. (Indiana Drain Code, I.C. (1981) 36-9-27-33 et seq.)


5. Rights of the public for highway purposes in and to that portion of insured real estate lying within the bounds of any public road.